UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  June 17, 2021

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 16, 2021, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 19, 2021 (the “Record Date”). As of the Record Date, there were 162,282,379 shares of the Company’s Class A common stock outstanding representing 162,282,379 votes, 1,000 shares of the Company’s Class B common stock outstanding representing 536,965,622 votes and 112,163,894 shares of the Company’s Class C common stock outstanding representing 112,163,894 votes, for a total of 811,411,895 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 29, 2021, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2022 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	750,142,194	33,451,687	236,033	10,133,623
Antoinette Bush	751,898,416	31,697,404	234,094	10,133,623
R. Kipp deVeer	748,802,451	34,795,730	231,733	10,133,623
Paul G. Joubert	751,281,770	32,311,324	236,820	10,133,623
David B. Kaplan	748,513,173	35,080,889	235,852	10,133,623
Michael Lynton	721,156,363	62,433,063	240,488	10,133,623
Dr. Judy D. Olian	751,895,141	31,698,380	236,393	10,133,623
Antony P. Ressler	735,282,628	48,311,544	235,742	10,133,623
Bennett Rosenthal	749,421,479	34,172,335	236,100	10,133,623

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2021 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
793,378,191	459,920	125,426

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 17, 2021

	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Operating Officer & Chief Financial Officer

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